SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                     July 21, 2004

EPICOR SOFTWARE CORPORATION

(Exact name of Registrant as specified in charter)

Delaware	0-20740	33-0277592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18200 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code                     (949) 585-4000

195 Technology Drive, Irvine CA             92618

(Former name or former address, if changed, since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description
Ex-99	Press Release dated July 21, 2004.

Item 12. Results of Operations and Financial Condition.

On July 21, 2004, Epicor Software Corporation (the “Company”) issued a press release regarding financial results for its second quarter of Fiscal 2004, ending June 30, 2004. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION

Date: July 21, 2004	By:	/s/ John D. Ireland
John D. Ireland Vice President/General Counsel

EXHIBIT INDEX

The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number		Sequentially Numbered Page
Ex.-99	Press Release dated July 21, 2004.	4